Exhibit 99.1

Berkshire Hills Reports Fourth Quarter 2023 Results

Announces $40 Million Share Repurchase Authorization

•	Fourth quarter loss of $1 million, ($0.03) per share; operating income of $20 million, $0.47 per share

•	$267 million securities sale resulting in $25.1 million pre-tax non-operating loss

•	Net loan charge-offs and non-performing assets decreased 18% linked quarter

•	TCE ratio of 8.0% and CET1 ratio of 12.0%

•	Tangible book value per share of $22.82, up $1.57, or 7%, in the quarter

BOSTON, January 25, 2024 - Berkshire Hills Bancorp, Inc. (NYSE: BHLB) today reported results for the fourth quarter of 2023. These results along with comparison periods are summarized below:

	Three Months Ended			Twelve Months Ended
($ in millions, except per share data)	Dec.31, 2023	Sep. 30, 2023	Dec. 31, 2022	Dec.31, 2023	Dec. 31, 2022
Net (loss) income	$(1.4)	$19.5	$30.5	$69.6	$92.5
Per share	(0.03)	0.45	0.69	1.60	2.02
Operating earnings[1]	20.2	21.5	28.3	93.2	100.5
Per share	0.47	0.50	0.64	2.14	2.19

Net interest income, non FTE	$88.4	$90.3	$102.1	$369.0	$344.6
Net interest income, FTE	90.4	92.3	103.9	376.9	351.3
Net interest margin, FTE	3.11%	3.18%	3.84%	3.27%	3.26%
Non-interest income	(8.4)	17.5	15.7	42.8	68.9
Operating non-interest income[1]	16.7	17.5	15.5	67.8	71.0

Non-interest expense	$79.0	$76.5	$70.0	$301.5	$288.7
Operating non-interest expense[1]	75.3	73.9	72.6	295.2	279.8
Efficiency ratio[1]	67.8%	65.1%	58.3%	63.9%	64.3%

Average balances
Loans	$8,990	$8,952	$8,082	$8,814	$7,612
Deposits	9,936	9,630	9,731	9,704	9,797

Period-end balances
Loans	9,040	8,984	8,335	9,040	8,335
Deposits	10,633	9,981	10,327	10,633	10,327

1. See non-GAAP financial measures and reconciliation to GAAP measures beginning on page 12.

Berkshire CEO Nitin Mhatre stated, “Through the final quarter of the year, we continued to strengthen our balance sheet while maintaining strong credit performance, cost discipline and capital. Despite industry turbulence earlier in the year, full year operating EPS was relatively unchanged from 2022. Our year-end securities sale reduced wholesale borrowings, improving our funding profile as we move into 2024. We continue to benefit from disruption in the competitive landscape and have recruited experienced bankers to further support deposit gathering activities. Our Board has authorized additional share repurchases in 2024 to balance return of capital while supporting franchise growth. I’m confident that Berkshire is well positioned to deliver the benefits of our strategic initiatives to our shareholders and communities.”

CFO David Rosato added, “Fourth quarter operating earnings were $20.2 million, decreasing $1.3 million linked quarter. Net interest margin of 3.11 percent decreased 7 basis points as funding cost increases outpaced loan yield expansion. However, our full year margin was steady at 3.27%. Operating non-interest income decreased by 5 percent linked quarter and increased 8 percent year-over-year. Non-interest expense increased 3 percent linked quarter on a GAAP basis and 2 percent on an operating basis. We continue to improve oversight of our operating costs and are pursuing further efficiency improvements in 2024 while reinvesting in front-line revenue generating teams. Non-operating expenses of $3.7 million were primarily severance charges related to a workforce reduction. We sold lower-yielding securities with a market value of $267 million near period-end and proceeds were used to reduce borrowings by a similar amount. The securities sale resulted in a $25.1 million ($19.0 million after-tax) non-operating loss. Total shareholders’ equity was not impacted by the securities sale and our common equity Tier 1 ratio remained a healthy 12.0% percent at year-end.”

The Board of Directors has authorized the repurchase of $40 million of common stock through December 31, 2024. This would result in the repurchase of approximately 4% of outstanding shares based on the current share price.

	As of and For the Three Months Ended
	Dec. 31, 2023	Sep. 30, 2023	Dec. 31, 2022
Asset Quality
Net loan charge-offs to average loans	0.20%	0.24%	0.58%
Non-performing loans to total loans	0.24%	0.30%	0.37%

Returns
Return on average assets	(0.05)%	0.66%	1.10%
Return on tangible common equity, including unrealized losses on AFS securities [1]	(0.24)%	8.45%	13.36%
Return on tangible common equity, excluding unrealized losses on AFS securities [1]	(0.18)%	6.76%	10.59%

Capital Ratios[2]
Tangible common equity/tangible assets[1]	8.0%	7.7%	8.0%
Tier 1 leverage	9.6%	9.8%	10.2%
Common equity Tier 1	12.0%	12.1%	12.4%
Tier 1 risk-based	12.3%	12.3%	12.6%
Total risk-based	14.4%	14.4%	14.6%

1.	See non-GAAP measures and reconciliation to GAAP beginning on beginning on page 12. All performance ratios are annualized and are based on average balance sheet amounts, where applicable. 2. Presented as estimated for December 31, 2023 and actual for the remaining periods.

Berkshire Hills Bancorp, Inc. (NYSE: BHLB) is the parent company of Berkshire Bank, a relationship-driven, community-focused bank with $12.4 billion in assets and 96 financial centers in New England and New York. Berkshire is headquartered in Boston and offers commercial, retail, wealth, and private banking solutions.

4Q 2023 Financial Highlights

Income Statement

•	GAAP loss of $1.4 million, or $(0.03) per share.

o	Operating earnings totaled $20.2 million, or $0.47 per share.

•	Net interest income totaled $88.4 million in 4Q23 compared to $90.3 million in 3Q23.

•	Net interest margin decreased 7 basis points from 3Q23 to 3.11% reflecting:

o	Higher cost of funds (increase of 17 basis points).

•	Includes higher deposit costs (increase of 30 basis points).

o	Higher yields on the loan portfolio (increase of 9 basis points).

•	Provision for credit losses on loans totaled $7.0 million.

o	Allowance for credit losses on loans increased $2.6 million.

o	Net loan charge-offs totaled $4.4 million.

o	Net annualized loan charge-off ratio of 0.20%.

•	Non-interest income excluding the $25.1 million loss on sale of AFS securities totaled $16.7 million in 4Q23 compared to $17.5 million in 3Q23.

o	Deposit related fee revenue decreased $311 thousand.

o	Loan related fees decreased $821 thousand primarily due to lower swap revenue.

o	Gain on SBA loan sales decreased $166 thousand.

o	Wealth management revenue decreased $87 thousand. At December 31, 2023, wealth assets under management were $1.4 billion.

o	Other non-interest income decreased $641 thousand due to higher tax credit amortization.

•	Non-interest expense in 4Q23 totaled $79.0 million on a GAAP basis and $75.3 million on an operating basis. These measures were $76.5 million and $73.9 million in 3Q23.

o	Non-operating expense totaled $3.7 million in 4Q23, and was primarily severance charges related to a workforce reduction.

o	Compensation and benefits expense decreased $60 thousand.

o	Occupancy and equipment expense decreased $263 thousand.

o	Technology and communications expense increased $710 thousand.

o	Professional services expense increased $994 thousand.

o	The efficiency ratio was 67.8% for 4Q23 compared to 65.1% for 3Q23.

•	Income tax expense was a benefit of $4.5 million in 4Q23, including a $7.1 million credit related to net non-operating items. The effective tax rate was 11.1% for the year 2023 compared to 18.7% for the year 2022.

Loans

•	Commercial real estate loans totaled $4.5 billion at December 31, 2023, a $73 million increase from September 30, 2023.

o	Average commercial real estate loans totaled $4.5 billion in 4Q23, an $84 million increase from 3Q23.

•	Commercial and industrial loans totaled $1.4 billion at December 31, 2023, a $31 million decrease from September 30, 2023.

o	Average commercial and industrial loans totaled $1.4 billion in 4Q23, a $69 million decrease from 3Q23.

•	Residential mortgage loans totaled $2.7 billion at December 31, 2023, a $32 million increase from September 30, 2023.

o	Average residential mortgage loans totaled $2.7 billion in 4Q23, a $38 million increase from 3Q23.

•	Consumer loans totaled $487 million at December 31, 2023, a $19 million decrease from September 30, 2023.

o	Average consumer loans totaled $498 million in 4Q23, a $15 million decrease from 3Q23.

•	Non-performing loans to total loans was 0.24% at December 31, 2023 compared to 0.30% at September 30, 2023.

•	The allowance for credit losses to total loans was 1.17% at December 31, 2023, compared to 1.14% at September 30, 2023.

Deposits

•	Non-interest bearing deposits totaled $2.5 billion at December 31, 2023, a $61 million decrease from September 30, 2023.

o	Average non-interest bearing deposits totaled $2.5 billion in 4Q23, a $65 million decrease from 3Q23.

•	Time deposits totaled $2.7 billion at December 31, 2023, a $241 million increase from September 30, 2023.

o	Average time deposits totaled $2.6 billion in 4Q23, a $118 million increase from 3Q23.

4Q 2023 Corporate Responsibility Highlights

•	Berkshire was named one of America’s Best Regional Banks by Newsweek and listed in the Human Rights Campaign’s Corporate Equality Index.

•	Berkshire maintained its top quartile ESG rating performance and announced an innovative new partnership between Berkshire Bank’s Center for Women, Wellness & Wealth and the Massachusetts General Hospital’s Dementia Care Collaborative.

•	Berkshire implemented a climate risk management program to strengthen governance of climate matters and achieved 100% renewable electricity use at its premises as of year-end.

Conference Call and Investor Presentation. Berkshire will conduct a conference call/webcast at 9:00 a.m. eastern time on Thursday, January 25, 2024 to discuss results for the quarter and provide guidance about expected future results. Instructions for listening to the call may be found at the Company’s website at ir.berkshirebank.com. Additional materials relating to the call may also be accessed at this website. The call will be archived at the website and will be available for an extended period of time.

Forward Looking Statements: This document contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “remain,” “target” and similar expressions. There are many factors that could cause actual results to differ significantly from expectations described in the forward-looking statements. For a discussion of such factors, please see Berkshire’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements, which reflect our expectations only as of the date of this document. Berkshire does not undertake any obligation to update forward-looking statements.

INVESTOR CONTACT

Kevin Conn

Investor Relations

617.641.9206

kaconn@berkshirebank.com

MEDIA CONTACT

Gary Levante

Corporate Communications

413.447.1737

glevante@berkshirebank.com

SELECTED FINANCIAL HIGHLIGHTS (1)

	At or for the Quarters Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2023	2023	2023	2023	2022
NOMINAL AND PER SHARE DATA
Net (loss)/earnings per common share, diluted	$(0.03)	$0.45	$0.55	$0.63	$0.69
Operating earnings per common share, diluted (2)(3)	0.47	0.50	0.55	0.63	0.64
Net (loss)/income, (thousands)	(1,445)	19,545	23,861	27,637	30,505
Operating net income, (thousands) (2)(3)	20,190	21,516	23,878	27,608	28,254
Net interest income, (thousands) non FTE	88,421	90,334	92,759	97,533	102,092
Net interest income, FTE (5)	90,442	92,314	94,721	99,441	103,937
Total common shares outstanding, end of period (thousands)	43,501	43,822	44,033	44,411	44,361
Average diluted shares, (thousands)	43,101	43,347	43,532	44,036	44,484
Total book value per common share, end of period	23.27	21.70	22.11	22.42	21.51
Tangible book value per common share, end of period (2)(3)	22.82	21.23	21.60	21.89	20.95
Dividends per common share	0.18	0.18	0.18	0.18	0.18
Dividend payout ratio	(543.94)%	40.56%	33.47%	28.98%	26.59%

PERFORMANCE RATIOS (4)
Return on equity, including unrealized losses on AFS securities	(0.60)%	7.91%	9.51%	11.31%	12.63%
Return on equity, excluding unrealized losses on AFS securities	(0.47)	6.35	7.82	9.11	10.06
Operating return on equity, including unrealized losses on AFS securities (2)(3)	8.36	8.71	9.51	11.30	11.70
Operating return on equity, excluding unrealized losses on AFS securities (2)(3)	6.51	6.99	7.82	9.10	9.32
Return on tangible common equity, including unrealized losses on AFS securities (2)(3)	(0.24)	8.45	10.09	11.96	13.36
Return on tangible common equity, excluding unrealized losses on AFS securities (2)(3)	(0.18)	6.76	8.26	9.59	10.59
Operating return on tangible common equity, including unrealized losses on AFS securities (2)(3)	8.90	9.27	10.09	11.96	12.40
Operating return on tangible common equity, excluding unrealized losses on AFS securities (2)(3)	6.91	7.41	8.27	9.59	9.83
Return on assets	(0.05)	0.66	0.79	0.96	1.10
Operating return on assets (2)(3)	0.68	0.73	0.79	0.95	1.02
Net interest margin, FTE (5)	3.11	3.18	3.24	3.58	3.84
Efficiency ratio (3)	67.77	65.05	63.57	59.51	58.25

FINANCIAL DATA (in millions, end of period)
Total assets	$12,431	$12,140	$12,090	$12,320	$11,663
Total earning assets	11,705	11,400	11,370	11,615	10,913
Total loans	9,040	8,984	8,882	8,682	8,335
Total deposits	10,633	9,981	10,068	10,068	10,327
Loans/deposits (%)	85%	90%	88%	86%	81%
Total accumulated other comprehensive (loss) net of tax, end of period	$(143)	$(218)	$(186)	$(159)	$(181)
Total shareholders' equity	1,012	951	973	995	954

ASSET QUALITY
Allowance for credit losses, (millions)	$105	$103	$100	$98	$96
Net charge-offs, (millions)	(4)	(5)	(6)	(7)	(12)
Net charge-offs (QTD annualized)/average loans	0.20%	0.24%	0.26%	0.32%	0.58%
Provision (benefit)/expense, (millions)	$7	$8	$8	$9	$12
Non-performing assets, (millions)	24	29	31	29	33
Non-performing loans/total loans	0.24%	0.30%	0.32%	0.31%	0.37%
Allowance for credit losses/non-performing loans	492	386	353	363	309
Allowance for credit losses/total loans	1.17	1.14	1.13	1.13	1.15

CAPITAL RATIOS
Risk weighted assets, (millions)(6)	$9,549	$9,594	$9,523	$9,454	$9,151
Common equity Tier 1 capital to risk weighted assets (6)	12.0%	12.1%	12.1%	12.1%	12.4%
Tier 1 capital leverage ratio (6)	9.6	9.8	9.6	9.9	10.2
Tangible common shareholders' equity/tangible assets (3)	8.0	7.7	7.9	7.9	8.0

(1)	All financial tables presented are unaudited.
(2)	Reconciliations of non-GAAP financial measures, including all references to operating and tangible amounts, appear on pages 13 and 14.
(3)	Non-GAAP financial measure. Operating measurements are non-GAAP financial measures that are adjusted to exclude net non-operating charges primarily related to acquisitions and restructuring activities. See pages 13 and 14 for reconciliations of non-GAAP financial measures.
(4)	All performance ratios are annualized and are based on average balance sheet amounts, where applicable.
(5)	Fully taxable equivalent considers the impact of tax advantaged investment securities and loans.
(6)	Presented as projected for December 31, 2023 and actual for the remaining periods.

CONSOLIDATED BALANCE SHEETS

	December 31,	September 30,	December 31,
(in thousands)	2023	2023	2022
Assets
Cash and due from banks	$148,148	$120,634	$145,342
Short-term investments	1,055,096	542,836	540,013
Total cash and cash equivalents	1,203,244	663,470	685,355

Trading securities, at fair value	6,142	6,171	6,708
Equity securities, at fair value	13,029	12,325	12,856
Securities available for sale, at fair value	1,022,285	1,260,391	1,423,200
Securities held to maturity, at amortized cost	543,351	552,981	583,453
Federal Home Loan Bank stock	22,689	38,912	7,219
Total securities	1,607,496	1,870,780	2,033,436
Less: Allowance for credit losses on investment securities	(68)	(69)	(91)
Net securities	1,607,428	1,870,711	2,033,345

Loans held for sale	2,237	2,342	4,311

Commercial real estate loans	4,527,012	4,453,573	4,095,079
Commercial and industrial loans	1,352,834	1,384,038	1,473,316
Residential mortgages	2,672,677	2,640,210	2,216,410
Consumer loans	487,163	506,556	550,504
Total loans	9,039,686	8,984,377	8,335,309
Less: Allowance for credit losses on loans	(105,357)	(102,792)	(96,270)
Net loans	8,934,329	8,881,585	8,239,039

Premises and equipment, net	68,915	70,042	85,217
Other intangible assets	19,664	20,869	24,483
Other assets	584,066	619,777	587,854
Assets held for sale	10,938	11,157	3,260
Total assets	$12,430,821	$12,139,953	$11,662,864

Liabilities and shareholders' equity
Non-interest bearing deposits	$2,469,164	$2,530,441	$2,852,127
NOW and other deposits	858,644	843,032	1,054,596
Money market deposits	3,565,516	3,075,307	3,723,570
Savings deposits	1,053,810	1,086,329	1,063,269
Time deposits	2,686,250	2,445,435	1,633,707
Total deposits	10,633,384	9,980,544	10,327,269

Federal Home Loan Bank advances	385,223	804,295	4,445
Subordinated borrowings	121,363	121,300	121,064
Total borrowings	506,586	925,595	125,509

Other liabilities	278,630	282,805	256,024
Total liabilities	11,418,600	11,188,944	10,708,802

Common shareholders' equity	1,012,221	951,009	954,062
Total shareholders' equity	1,012,221	951,009	954,062
Total liabilities and shareholders' equity	$12,430,821	$12,139,953	$11,662,864

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Years Ended
	December 31,		December 31,
(in thousands, except per share data)	2023	2022	2023	2022
Interest income	$150,537	$121,384	$576,299	$387,257
Interest expense	62,116	19,292	207,252	42,660
Net interest income, non FTE	88,421	102,092	369,047	344,597
Non-interest income
Deposit related fees	8,481	8,293	34,155	32,026
Loan related fees	2,058	2,123	10,595	9,467
Gain on SBA loan sales	2,382	2,979	10,334	12,494
Wealth management fees	2,394	2,255	10,197	10,008
Other	591	(159)	2,045	6,973
Total non-interest income excluding (losses)/gains	15,906	15,491	67,326	70,968
Fair value adjustments on securities	768	163	513	(2,037)
(Loss)/gain on sale of AFS securities	(25,057)	-	(25,057)	6
Total non-interest income	(8,383)	15,654	42,782	68,937
Total net revenue	80,038	117,746	411,829	413,534

Provision expense for credit losses	7,000	12,000	31,999	11,000
Non-interest expense
Compensation and benefits	40,095	37,968	159,281	152,741
Occupancy and equipment	8,553	9,431	35,718	37,638
Technology and communications	11,326	9,729	41,878	35,586
Professional services	3,417	3,153	11,643	12,043
Other expenses	11,932	12,350	46,727	41,799
Merger, restructuring and other non-operating expenses	3,669	(2,617)	6,261	8,909
Total non-interest expense	78,992	70,014	301,508	288,716
Total non-interest expense excluding merger, restructuring and other	75,323	72,631	295,247	279,807

Income before income taxes	$(5,954)	$35,732	$78,322	$113,818
Income tax (benefit)/expense	(4,509)	5,227	8,724	21,285
Net (loss)/income	$(1,445)	$30,505	$69,598	$92,533

Basic (loss)/earnings per common share	$(0.03)	$0.69	$1.61	$2.03
Diluted (loss)/earnings per common share	$(0.03)	$0.69	$1.60	$2.02

Weighted average shares outstanding:
Basic	42,852	44,105	43,288	45,564
Diluted	43,101	44,484	43,504	45,914

CONSOLIDATED STATEMENTS OF OPERATIONS (5 Quarter Trend)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(in thousands, except per share data)	2023	2023	2023	2023	2022
Interest income	$150,537	$148,021	$145,425	$132,316	$121,384
Interest expense	62,116	57,687	52,666	34,783	19,292
Net interest income, non FTE	88,421	90,334	92,759	97,533	102,092
Non-interest income
Deposit related fees	8,481	8,792	8,571	8,311	8,293
Loan related fees	2,058	2,879	3,189	2,469	2,123
Gain on SBA loan sales	2,382	2,548	2,910	2,494	2,979
Wealth management fees	2,394	2,481	2,583	2,739	2,255
Other	591	1,232	(137)	359	(159)
Total non-interest income excluding (losses)/gains	15,906	17,932	17,116	16,372	15,491
Fair value adjustments on securities	768	(467)	(22)	234	163
Loss on sale of AFS securities	(25,057)	-	-	-	-
Total non-interest income	(8,383)	17,465	17,094	16,606	15,654
Total net revenue	80,038	107,799	109,853	114,139	117,746

Provision expense for credit losses	7,000	8,000	8,000	8,999	12,000
Non-interest expense
Compensation and benefits	40,095	40,155	39,960	39,071	37,968
Occupancy and equipment	8,553	8,816	8,970	9,379	9,431
Technology and communications	11,326	10,616	10,465	9,471	9,729
Professional services	3,417	2,423	2,526	3,277	3,153
Other expenses	11,932	11,896	12,106	10,793	12,350
Merger, restructuring and other non-operating expenses	3,669	2,607	21	(36)	(2,617)
Total non-interest expense	78,992	76,513	74,048	71,955	70,014
Total non-interest expense excluding merger, restructuring and other	75,323	73,906	74,027	71,991	72,631

Income before income taxes	$(5,954)	$23,286	$27,805	$33,185	$35,732
Income tax (benefit)/expense	(4,509)	3,741	3,944	5,548	5,227
Net (loss)/income	$(1,445)	$19,545	$23,861	$27,637	$30,505

Diluted (loss)/earnings per common share	$(0.03)	$0.45	$0.55	$0.63	$0.69

Weighted average shares outstanding:
Basic	42,852	43,164	43,443	43,693	44,105
Diluted	43,101	43,347	43,532	44,036	44,484

AVERAGE BALANCES AND AVERAGE YIELDS AND COSTS

	Quarters Ended
	December 31, 2023			September 30, 2023			December 31, 2022
(in millions)	Average Balance	Interest (1)	Average Yield/Rate	Average Balance	Interest (1)	Average Yield/Rate	Average Balance	Interest (1)	Average Yield/Rate
Assets
Commercial real estate	$4,469	$74	6.45%	$4,385	$71	6.32%	$3,934	$55	5.46%
Commercial and industrial loans	1,367	26	7.60	1,436	27	7.48	1,471	25	6.62
Residential mortgages	2,656	27	4.06	2,618	26	3.97	2,114	19	3.56
Consumer loans	498	9	7.31	513	9	7.33	563	10	7.00
Total loans	8,990	136	5.97	8,952	133	5.88	8,082	109	5.28
Securities (2)	2,080	12	2.40	2,171	13	2.40	2,294	13	2.20
Short-term investments and loans HFS	350	4	4.22	267	3	4.76	267	2	3.05
Total earning assets	11,420	152	5.26	11,390	149	5.19	10,643	123	4.56
Goodwill and other intangible assets	20			21			25
Other assets	422			449			406
Total assets	$11,862			$11,860			11,074

Liabilities and shareholders' equity
Non-interest-bearing demand deposits	$2,488	$0	-%	$2,553	$0	-%	$2,876	$0	-%
NOW and other	833	3	1.38	858	2	1.15	1,395	4	1.11
Money market	2,995	23	3.08	2,697	18	2.69	2,819	8	1.16
Savings	1,062	2	0.90	1,082	2	0.77	1,086	-	0.03
Time	2,558	25	3.77	2,440	22	3.43	1,555	5	1.21
Total deposits	9,936	53	2.11	9,630	44	1.81	9,731	17	0.69
Borrowings (3)	668	9	5.45	1,010	14	5.32	169	2	5.56
Total funding liabilities	10,604	62	2.32	10,640	58	2.15	9,900	19	0.77

Other liabilities	292			232			208
Total liabilities	10,896			10,872			10,108

Common shareholders' equity (4)	966			988			966
Total shareholders' equity	966			988			966
Total liabilities and shareholders' equity	$11,862			$11,860			11,074
Net interest margin, FTE			3.11			3.18			3.84

Supplementary data
Net Interest Income, non FTE	88.421			90.334			102.092
FTE income adjustment	2.021			1.980			1.845
Net Interest Income, FTE	90.442			92.314			103.937

(1)  Interest income and expense presented on a fully taxable equivalent basis.

(2) Average balances for securities available-for-sale are based on amortized cost.

(3) Average balances for borrowings includes the financing lease obligation which is presented under other liabilities on the consolidated balance sheet.

(4) Unrealized gains and losses, net of tax, are included in average equity. Prior period balances and financial metrics have been updated to reflect the current presentation.

ASSET QUALITY ANALYSIS

	At or for the Quarters Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(in thousands)	2023	2023	2023	2023	2022
NON-PERFORMING ASSETS
Commercial real estate	$4,453	$5,288	$1,509	$2,546	$2,434
Commercial and industrial loans	8,712	11,028	15,597	12,155	17,023
Residential mortgages	6,404	8,060	8,722	9,442	8,612
Consumer loans	1,838	2,260	2,560	2,848	3,045
Total non-performing loans	21,407	26,636	28,388	26,991	31,114
Repossessed assets	2,601	2,548	2,549	2,462	2,209
Total non-performing assets	$24,008	$29,184	$30,937	$29,453	$33,323

Total non-performing loans/total loans	0.24%	0.30%	0.32%	0.31%	0.37%
Total non-performing assets/total assets	0.19%	0.24%	0.26%	0.24%	0.29%

PROVISION AND ALLOWANCE FOR CREDIT LOSSES ON LOANS
Balance at beginning of period	$102,792	$100,219	$97,991	$96,270	$96,013
Adoption of ASU No. 2022-02	-	-	-	(401)	-
Balance after adoption of ASU No. 2022-02	102,792	100,219	97,991	95,869	96,013
Charged-off loans	(6,891)	(6,744)	(7,686)	(7,936)	(12,995)
Recoveries on charged-off loans	2,456	1,317	1,914	1,059	1,252
Net loans charged-off	(4,435)	(5,427)	(5,772)	(6,877)	(11,743)
Provision (benefit)/expense for loan credit losses	7,000	8,000	8,000	8,999	12,000
Balance at end of period	$105,357	$102,792	$100,219	$97,991	$96,270

Allowance for credit losses/total loans	1.17%	1.14%	1.13%	1.13%	1.15%
Allowance for credit losses/non-performing loans	492%	386%	353%	363%	309%

NET LOAN CHARGE-OFFS
Commercial real estate	$316	$97	$664	$122	$187
Commercial and industrial loans	(2,309)	(3,345)	(4,146)	(5,695)	(10,914)
Residential mortgages	55	23	(143)	305	192
Home equity	83	208	126	16	(128)
Auto and other consumer	(2,580)	(2,410)	(2,273)	(1,625)	(1,080)
Total, net	$(4,435)	$(5,427)	$(5,772)	$(6,877)	$(11,743)

Net charge-offs (QTD annualized)/average loans	0.20%	0.24%	0.26%	0.32%	0.58%
Net charge-offs (YTD annualized)/average loans	0.26%	0.28%	0.29%	0.32%	0.27%

DELINQUENT AND NON-PERFORMING LOANS	Balance	Percent of Total Loans	Balance	Percent of Total Loans	Balance	Percent of Total Loans	Balance	Percent of Total Loans	Balance	Percent of Total Loans
30-89 Days delinquent	$22,140	0.24%	$18,700	0.21%	$15,147	0.17%	$14,210	0.16%	$12,162	0.15%
90+ Days delinquent and still accruing	5,537	0.06%	5,744	0.06%	7,812	0.09%	6,937	0.08%	7,038	0.08%
Total accruing delinquent loans	27,677	0.30%	24,444	0.27%	22,959	0.26%	21,147	0.24%	19,200	0.23%
Non-performing loans	21,407	0.24%	26,636	0.30%	28,399	0.32%	26,991	0.31%	31,114	0.37%
Total delinquent and non-performing loans	$49,084	0.54%	$51,080	0.57%	$51,358	0.58%	$48,138	0.55%	$50,314	0.60%

NON-GAAP FINANCIAL MEASURES

This document contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures are intended to provide the reader with additional supplemental perspectives on operating results, performance trends, and financial condition. Non-GAAP financial measures are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is provided below. In all cases, it should be understood that non-GAAP measures do not depict amounts that accrue directly to the benefit of shareholders. An item which management excludes when computing non-GAAP operating earnings can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP operating earnings information set forth is not necessarily comparable to non- GAAP information which may be presented by other companies. Each non-GAAP measure used by the Company in this report as supplemental financial data should be considered in conjunction with the Company’s GAAP financial information.

The Company utilizes the non-GAAP measure of operating earnings in evaluating operating trends, including components for operating revenue and expense. These measures exclude amounts which the Company views as unrelated to its normalized operations. These items primarily include restructuring costs. Restructuring costs generally consist of costs and losses associated with the disposition of assets and liabilities and lease terminations, including costs related to branch consolidations.

The Company also calculates operating earnings per share based on its measure of operating earnings and diluted common shares. The Company views these amounts as important to understanding its operating trends, particularly due to the impact of accounting standards related to merger and acquisition activity. Analysts also rely on these measures in estimating and evaluating the Company’s performance. Adjustments in 2023 were primarily related to branch consolidations, severance charges related to a workforce reduction, and loss on sale of AFS securities. Expense adjustments in 2022 were primarily related to branch consolidations. For 2022, fair value adjustments on securities were primarily due to unrealized equity securities losses due to changes in market conditions. Starting March 31, 2023 fair value adjustments on securities are included in operating income.

Management believes that the computation of non-GAAP operating earnings and operating earnings per share may facilitate the comparison of the Company to other companies in the financial services industry. The Company also adjusts certain equity related measures to exclude intangible assets due to the importance of these measures to the investment community.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA

		At or for the Quarters Ended
		Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(in thousands)		2023	2023	2023	2023	2022
Total non-interest income		$(8,383)	$17,465	$17,094	$16,606	$15,654
Adj: Fair value adjustments on securities (1)		-	-	-	-	(163)
Adj: Loss on sale of AFS securities		25,057	-	-	-	-
Total operating non-interest income (2)		$16,674	$17,465	$17,094	$16,606	$15,491

Total revenue	(A)	$80,038	$107,799	$109,853	$114,139	$117,746
Adj: Fair value adjustments on securities (1)		-	-	-	-	(163)
Adj: Loss on sale of AFS securities		25,057	-	-	-	-
Total operating revenue (2)	(B)	$105,095	$107,799	$109,853	$114,139	$117,583

Total non-interest expense	(C)	$78,992	$76,513	$74,048	$71,955	$70,014
Adj: Merger, restructuring and other non-operating expenses		(3,669)	(2,607)	(21)	36	2,617
Operating non-interest expense (2)	(D)	$75,323	$73,906	$74,027	$71,991	$72,631

Pre-tax, pre-provision net revenue (PPNR)	(A-C)	$1,046	$31,286	$35,805	$42,184	$47,732
Operating pre-tax, pre-provision net revenue (PPNR) (2)	(B-D)	29,772	33,893	35,826	42,148	44,952

Net (loss)/income		$(1,445)	$19,545	$23,861	$27,637	$30,505
Adj: Fair value adjustments on securities (1)		-	-	-	-	(163)
Adj: Loss on sale of AFS securities		25,057	-	-	-	-
Adj: Restructuring expense and other non-operating expenses		3,669	2,607	21	(36)	(2,617)
Adj: Income taxes (expense)/benefit		(7,091)	(636)	(4)	7	529
Total operating income (2)	(E)	$20,190	$21,516	$23,878	$27,608	$28,254

(in millions, except per share data)
Total average assets	(F)	$11,862	$11,860	$12,057	$11,569	$11,074
Total average shareholders' equity, including unrealized losses on AFS securities	(G)	966	988	1,004	978	966
Total average shareholders' equity, excluding unrealized losses on AFS securities	(H)	1,240	1,231	1,221	1,214	1,213
Total average tangible shareholders' equity, including unrealized losses on AFS securities (2)	(I)	946	967	981	954	941
Total average tangible shareholders' equity, excluding unrealized losses on AFS securities (2)	(J)	1,220	1,210	1,198	1,190	1,188
Total accumulated other comprehensive (loss) net of tax, end of period		(143)	(218)	(186)	(159)	(181)
Total tangible shareholders' equity, end of period (2)	(K)	993	930	951	972	930
Total tangible assets, end of period (2)	(L)	12,411	12,119	12,068	12,297	11,638

Total common shares outstanding, end of period (thousands)	(M)	43,501	43,822	44,033	44,411	44,361
Average diluted shares outstanding (thousands)	(N)	43,101	43,347	43,532	44,036	44,484

Earnings per common share, diluted (2)		$(0.03)	$0.45	$0.55	$0.63	$0.69
Operating earnings per common share, diluted (2)	(E/N)	0.47	0.50	0.55	0.63	0.64
Tangible book value per common share, end of period (2)	(K/M)	22.82	21.23	21.60	21.89	20.95
Total tangible shareholders' equity/total tangible assets (2)	(K/L)	8.00	7.68	7.88	7.91	7.99

Performance ratios (3)
Return on equity, including unrealized losses on AFS securities		(0.60)%	7.91%	9.51%	11.31%	12.63%
Return on equity, excluding unrealized losses on AFS securities		(0.47)	6.35	7.82	9.11	10.06
Operating return on equity, including unrealized losses on AFS securities (2)	(E/G)	8.36	8.71	9.51	11.30	11.70
Operating return on equity, excluding unrealized losses on AFS securities	(E/H)	6.51	6.99	7.82	9.10	9.32
Return on tangible common equity, including unrealized losses on AFS securities (2)(4)		(0.24)	8.45	10.09	11.96	13.36
Return on tangible common equity, excluding unrealized losses on AFS securities (2)(4)		(0.18)	6.76	8.26	9.59	10.59
Operating return on tangible common equity, including unrealized losses on AFS securities (2)(4)	(E+Q)/(I)	8.90	9.27	10.09	11.96	12.40
Operating return on tangible common equity, excluding unrealized losses on AFS securities (2)(4)	(E+Q)/(J)	6.91	7.41	8.27	9.59	9.83
Return on assets		(0.05)	0.66	0.79	0.96	1.10
Operating return on assets (2)	(E/F)	0.68	0.73	0.79	0.95	1.02
Efficiency ratio (2)	(D-Q)/(B+O+R)	67.77	65.05	63.57	59.51	58.25

Supplementary data (in thousands)
Tax benefit on tax-credit investments (5)	(O)	$2,252	$1,979	$2,735	$2,897	$3,068
Non-interest income tax-credit investments amortization (6)	(P)	(2,060)	(1,463)	(2,210)	(2,285)	(2,355)
Net income on tax-credit investments	(O+P)	193	516	525	612	713

Intangible amortization	(Q)	$1,205	$1,205	$1,205	$1,205	$1,277
Fully taxable equivalent income adjustment	(R)	2,021	1,980	1,962	1,908	1,845

(1) Starting March 31, 2023, fair value adjustments on securities are included in operating income.

(2) Non-GAAP financial measure.

(3) Ratios are annualized and based on average balance sheet amounts, where applicable. Quarterly data may not sum to year-to-date data due to rounding.

(4) Amortization of intangible assets is adjusted assuming a 27% marginal tax rate.

(5) The tax benefit is the direct reduction to the income tax provision due to tax credit investments.

(6) The non-interest income amortization is the reduction to the tax-advantaged investments and are incurred as the tax credits are generated.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA- UNAUDITED

		At or for the Years Ended
		Dec. 31,	Dec. 31,
(in thousands)		2023	2022
Total non-interest income		$42,782	$68,937
Adj: Fair value adjustments on securities (1)		-	2,037
Adj: Loss on sale of AFS securities		25,057	(6)
Total operating non-interest income (2)		$67,839	$70,968

Total revenue	(A)	$411,829	$413,534
Adj: Fair value adjustments on securities (1)		-	2,037
Adj: Loss/(gain) on sale of AFS securities		25,057	(6)
Total operating revenue (2)	(B)	$436,886	$415,565

Total non-interest expense	(C)	$301,508	$288,716
Less: Merger, restructuring and other non-operating expenses		(6,261)	(8,909)
Operating non-interest expense (2)	(D)	$295,247	$279,807

Pre-tax, pre-provision net revenue (PPNR)	(A-C)	$110,321	$124,818
Operating pre-tax, pre-provision net revenue (PPNR) (2)	(B-D)	141,639	135,758

Net income		$69,598	$92,533
Adj: Fair value adjustments on securities (1)		-	2,037
Adj: Loss/(gain) on sale of AFS securities		25,057	(6)
Adj: Restructuring expense and other non-operating expenses		6,261	8,909
Adj: Income taxes (expense)/benefit		(7,723)	(2,940)
Total operating income (2)	(E)	$93,193	$100,533

(in millions, except per share data)
Total average assets	(F)	$11,838	$11,216
Total average shareholders' equity, including unrealized losses on AFS securities	(G)	984	1,063
Total average shareholders' equity, excluding unrealized losses on AFS securities	(H)	1,226	1,193
Total average tangible shareholders' equity, including unrealized losses on AFS securities (2)	(I)	962	1,036
Total average tangible shareholders' equity, excluding unrealized losses on AFS securities (2)	(J)	1,204	1,166
Total accumulated other comprehensive (loss) net of tax, end of period		(143)	(181)
Total tangible shareholders' equity, end of period (2)	(K)	993	930
Total tangible assets, end of period (2)	(L)	12,411	11,638

Total common shares outstanding, end of period (thousands)	(M)	43,501	44,361
Average diluted shares outstanding (thousands)	(N)	43,504	45,914

Earnings/(loss) per common share, diluted (2)		$1.60	$2.02
Operating earnings per common share, diluted (2)	(E/N)	2.14	2.19
Tangible book value per common share, end of period (2)	(K/M)	22.82	20.95
Total tangible shareholders' equity/total tangible assets (2)	(K/L)	8.00	7.99

Performance ratios (3)
Return on equity, including unrealized losses on AFS securities		7.07%	8.70%
Return on equity, excluding unrealized losses on AFS securities		5.68	7.76
Operating return on equity, including unrealized losses on AFS securities (2)	(E/G)	9.47	9.46
Operating return on equity, excluding unrealized losses on AFS securities (2)	(E/H)	7.60	8.43
Return on tangible common equity, including unrealized losses on AFS securities (2)(4)		7.60	9.29
Return on tangible common equity, excluding unrealized losses on AFS securities (2)(4)		6.07	8.26
Operating return on tangible common equity, including unrealized losses on AFS securities (2)(4)	(E+Q)/(I)	10.05	10.07
Operating return on tangible common equity, excluding unrealized losses on AFS securities (2)(4)	(E+Q)/(J)	8.03	8.94
Return on assets		0.59	0.82
Operating return on assets (2)	(E/F)	0.79	0.90
Efficiency ratio (2)	(D-Q)/(B+O+R)	63.88	64.31
Net interest margin, FTE		3.27	3.26

Supplementary data (in thousands)
Tax benefit on tax-credit investments (5)	(O)	$9,863	$4,880
Non-interest income charge on tax-credit investments (6)	(P)	(8,018)	(3,508)
Net income on tax-credit investments	(O+P)	1,845	1,372

Intangible amortization	(Q)	$4,820	$5,134
Fully taxable equivalent income adjustment	(R)	7,870	6,644

(1) Starting March 31, 2023, fair value adjustments on securities are included in operating income.

(2) Non-GAAP financial measure.

(3) Ratios are annualized and based on average balance sheet amounts, where applicable. Quarterly data may not sum to year-to-date data due to rounding.

(4) Amortization of intangible assets is adjusted assuming a 27% marginal tax rate.

(5) The tax benefit is the direct reduction to the income tax provision due to tax credit investments.

(6) The non-interest income amortization is the reduction to the tax-advantaged investments and are incurred as the tax credits are generated.